UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 31, 2001


                        Commission File Number 001-10304



                              AMEXDRUG CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                  Nevada                                    95-2251025
                  ------                                    ----------
         (State or other jurisdiction of         (I.R.S. Employer Identification
         incorporation or organization)                       Number)



                        396 South Doheny Drive, Suite 326
                        ---------------------------------
                         Beverly Hills, California 90211
                         -------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (310) 855-0475
                                 --------------
                (Registrant's Executive Office Telephone Number)


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ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

     On December 31, 2001, Amexdrug Corporation, (the "Company") acquired all of the issued and outstanding common shares of Allied Med, Inc., an Oregon corporation ("Allied") in a share exchange. The Company acquired the 50,000 issued and outstanding shares of Allied from its sole shareholder, Jack Amin, in exchange for 7,000,000 restricted common shares of the Company. At all times during the negotiations of the transaction, Mr. Amin was an officer, director and control shareholder of both companies.

     Consideration for the acquisition was determined through negotiations between the boards of directors of both companies and was based on Allied's past operating history and future potential growth.

     Allied was formed as an Oregon corporation in October 1997, to operate as a full line wholesaler of pharmaceuticals, over-the-counter and non-drug products and health and beauty aids. In 1998, Allied's gross sales were approximately $2.8 million. In 1999, gross sales exceeded $5 million. In 2000, gross sales exceeded $9 million. And Allied projects gross sales for 2001 to be approximately $20 million. The Company intends to build on the wholesale pharmaceutical operations of Allied. All future operations in the wholesale pharmaceutical industry will be conducted through Allied.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Pro Forma Financial Statements.

     As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after January 15, 2002.

   Exhibits. The following exhibits are included as part of this report:

   Exhibit           SEC
   Number            Ref.     Title of Document                         Location
   ------            ---      -----------------                         --------
   10.01             10       Agreement and Plan of Reorganization      Attached



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMEXDRUG CORPORATION





Date: January 15, 2002              By /s/ Jack Amin
                                       ----------------------------
                                            Jack Amin, President,
                                            Chief Financial Officer

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